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EXHIBIT 10.31

                                 PROMISSORY NOTE

$75,000                        CHANTILLY,  VIRGINIA            OCTOBER 31, 1997


For VALUE RECEIVED of $75,000, DANE B. WEST, MAKER, as represented by signature below, promises to pay to DIDAX INC., the HOLDER, as authorized by the Board of Directors on October 28, 1997, the principal sum of SEVENTY FIVE THOUSAND DOLLARS ($75,000). Interest from date at a rate of 5.75% percent per annum will be remitted to DIDAX INC. by the Maker, through biweekly payroll deductions of One hundred sixty five dollars and eighty six cents ($165.86). The said principal shall be payable in lawful money of the United States of America at Chantilly, Virginia or at such place as may hereafter be designated by written notice from the HOLDER to the MAKER hereof, on the date and in the manner following:

UPON DEMAND ON OCTOBER 31, 1999 during normal business hours.

MAKER'S Address:
DANE B. WEST                            /s/  GARY A. STRUZIK         (Holder)
4501 Daly Dr., Suite 103                -----------------------------
Chantilly, Va. 20151
                                        /s/  DANE B. WEST            (Maker)
                                        -----------------------------